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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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     Date of report (Date of earliest event reported)  September 21, 2000




                       BPI PACKAGING TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)




   Delaware                   1-10648                   04-2997486
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(State or other             (Commission             (IRS Employer
 jurisdiction of             File Number)            Identification No.
 incorporation                                       Number)
 or organization)



455 Somerset Avenue, North Dighton, Massachusetts               02764
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(Address of principal executive offices)                      (Zip Code)




      Registrant's telephone number, including area code   (508) 824-8636














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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(a)   Financial statements of business acquired.

      Not applicable.


(b)   Pro forma financial information.

      Not applicable.


(c)   Exhibits.

      See Exhibit Index attached.






















































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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BPI PACKAGING TECHNOLOGIES, INC.
Date: September 21, 2000


                               By:   /s/   Ivan J. Hughes
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                                     Ivan J. Hughes
                                     Acting Chief Executive Officer and
                                     Chairman of the Board of Directors





















































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                                 EXHIBIT INDEX


Exhibit
Number            Document
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99.1              Press Release of BPI Packaging Technologies, Inc.,
                  dated September 21, 2000.